Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Net sales	$ 17,108	$ 15,287
Cost of sales	12,610	10,945
Gross profit	4,498	4,342
Selling, general, and administrative expenses	9,841	10,999
Research and development expenses	2,101	1,820
Operating loss	(7,444)	(8,477)
Interest income	1	4
Interest expense	(192)	(503)
Other, net	(24)	(53)
Debt cost expense	(43)	(272)
Loss on extinguishment of debt	0	(1,244)
Loss before provision for income taxes	(7,702)	(10,545)
Income tax provision	12	12
Net loss	$ (7,714)	$ (10,557)
Net loss per common share - basic and diluted (in Dollars per share)	$ (0.17)	$ (0.23)
Weighted average shares used in computing net loss per common share - basic and diluted (in Shares)	46,155	45,945